                                                                   EXHIBIT 10.23


NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE ON EXERCISE OF THIS-WARRANT (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER SAID ACT AND QUALIFICATION UNDER SAID LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND REASONABLY CONCURRED IN BY THE COMPANY'S COUNSEL TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                 JETFAX, INC.

                           WARRANT TO PURCHASE STOCK
             Void After 5:00 P.M., Pacific Time, on October 4, 1999

                    NO. OF SHARES FOR WHICH THIS WARRANT IS
                         INITIALLY EXERCISABLE: 388,500

  THIS WARRANT (the "WARRANT") dated as of December 31, 1994 is issued by
                     -------
JetFax, Inc., a Delaware corporation ("Company"), for the benefit of Ailicec International Enterprises Limited, a Hong Kong corporation ("PURCHASER").
                                                             ---------

                                    RECITAL

  WHEREAS, the Company and Purchaser have entered into that certain Purchase and Debt Restructuring Agreement dated as of August 3, 1994 (the "RESTRUCTURING
                                                              -------------
AGREEMENT"), under which the Company has agreed to issue a Warrant to Purchaser
---------
representing the right to purchase a number of shares of Series E Preferred Stock, par value $.01 per share, of the Company ("PREFERRED STOCK");
                                                  ---------------

  NOW THEREFORE, in consideration of the premises and of the agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                            Exercise and Expiration
                            -----------------------

  1.01.   Number of Shares and Initial Warrant Price. This Warrant shall entitle
          ------------------------------------------
Purchaser, subject to the provisions hereof, to purchase from the Company 388,500 shares of Preferred Stock, or if on any date after the date of issuance of this Warrant there ceases to be outstanding any shares of Preferred Stock, a corresponding number of shares of Common Stock, par value $.01 per share, of the Company (the "COMMON STOCK"),
                                                             ------------
(such shares, whether Preferred Stock or Common Stock, as the case may be, being herein described as "UNDERLYING STOCK") at the price of $2.75 per share, subject
                     ----------------
to adjustment as provided herein, payable in full at the time of purchase. The term "WARRANT PRICE" as used herein refers to the foregoing price per share, as
      -------------
adjusted, in effect at any time.

  1.02.   Manner of Exercise: Expiration. (a)(i) In order to exercise all or any
          ------------------------------
of this Warrant, Purchaser must surrender this Warrant to the Company at its principal office, with the form of exercise on the last page of this Warrant properly completed and duly executed and with such other information and investment representations as may be reasonably requested by the Company for the purpose of complying with applicable securities laws, together with payment in full of the Warrant Price as then in effect for each share of Underlying Stock to which the holder is entitled as to which with this Warrant is submitted for exercise. Any such payment of the Warrant Price is to be (A) in cash or (B) by certified or official bank or bank cashier's check or by bank wire transfer payable to the order of the Company (or the Acquiring Company in the case of a Transaction (as such terms are defined in Paragraph 2.01(b)), except as provided in Section 1.03 below.

          (ii) If this Warrant is to be exercised for less than all the shares of Underlying Stock for which this Warrant may be exercised, this Warrant shall be surrendered and a new Warrant of the same tenor and for the number of remaining shares of Preferred Stock shall be executed by the Company and be delivered to the person entitled to receive the same. Upon surrender of this Warrant in conformity with the foregoing provisions, the Company (or the Acquiring Company in the case of a Transaction) shall transfer to Purchaser appropriate evidence of ownership of any shares of Underlying Stock to which the Purchaser is entitled and shall deliver such evidence of ownership to the Purchaser. If more than one warrant (including this Warrant) shall be surrendered for exercise at one time by Purchaser, the total number of full shares of Underlying Stock to which Purchaser is entitled which shall be deliverable upon tender thereof shall be computed on the basis of the aggregate number of shares of Underlying Stock to which the aggregate tendered warrants are to be exercised. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender for such exercise of this

Warrant and the Purchaser shall, as between such Purchaser and the Company (or the Acquiring Company in the case of a Transaction), be deemed to be the holder of such shares of Underlying Stock of record as of the close of business on such date.

          (iii) Without limiting the foregoing, if, at the date referred to above, the transfer books for the shares of Underlying Stock purchasable upon the exercise of this Warrant shall be closed, the certificates for the shares of Underlying Stock in respect of which this Warrant is then exercised, shall be transferred when such transfer book shall next be opened and until such date the Company (or the Acquirer in the case of a Transaction) shall be under no duty to deliver any certificates for such shares of Underlying Stock; provided, however, that the transfer books of record, unless required by law, shall not be closed at any time for a period longer than 20 days.

          (iv) The initial issuance of certificates of Underlying Stock upon the exercise of this Warrant shall be made without charge to Purchaser for any tax in respect of the issuance of such stock certificates, and such stock certificates shall be issued in the name of Purchaser, or (subject to compliance with applicable securities laws) in such name or names as may be directed by Purchaser; provided, however, that the Company shall not be required to issue or deliver such certificates unless and until the person or persons requesting the issuance thereof shall have established to the satisfaction of the Company that such tax, if any, has been paid.

     (b)  In the event this Warrant has not been exercised in accordance with the provisions of this Warrant by surrender in proper form to the Company by 5:00 P.M., Pacific time, on October 4, 1999 (the "EXPIRATION DATE"), this
                                                     ---------------
Warrant shall expire and all rights of the holder thereof shall terminate and cease as of such time.

  1.03    Net Exercise.
          ------------

     (a) In the event all (or the remaining balance) of the purchase rights represented by this Warrant are exercised by the Purchaser pursuant to Section
1.02 above, in lieu of payment of the Warrant Price pursuant to Section 1.02(a)(i) the Purchaser may elect to receive a number of shares of Underlying Stock to which the Purchaser is entitled computed using the following formula:

                    X=Y(A-B)
                       -----
                         A

  where:  X=        the number of shares of Underlying Stock to be issued to the
                    Purchaser,

          Y= the number of shares of Underlying Stock purchasable under this Warrant,

          A= the Fair Market Value (as defined below) of one share of Underlying Stock to which the Purchaser is entitled, and

          B=        the Warrant Price.

     (b) Determination of Fair Market Value. As used herein, the term "FAIR
         ----------------------------------                            ----
MARKET VALUE" of a share of Underlying Stock to which the Purchaser is entitled
------------
as of a particular date (the "DETERMINATION DATE") shall mean:
                              ------------------

          (i) if the shares of Underlying Stock to which the Purchaser is entitled are traded on an exchange or are quoted on the National Association of Securities Dealers, Inc. automated quotation ("NASDAQ") National Market System,
                                               ------
the average of the closing or last sale price, respectively, of such stock as reported for the ten (10) trading days immediately preceding the Determination Date;

          (ii) if the Underlying Stock to which the Purchaser is entitled is not traded on an exchange or on the NASDAQ National Market System but is traded in the over-the-counter market, then the average of the mean of the closing bid and asked prices for a share of such stock reported for the ten (10) trading days immediately preceding the Determination Date; and

          (iii) if the Underlying Stock to which the Purchaser is entitled is not publicly traded, then as determined in good faith by the Company's Board of Directors as being the highest price per share which the Company could reasonably obtain from a willing buyer (who is not an employee or director) for authorized but unissued shares of Underlying Stock to which the Purchaser is entitled.

     (c) Limits on Exercise of Conversion Right. The rights under this Section
         --------------------------------------
1.03 may only be exercised if the value
of A minus B (where "A" and "B" are as defined in Section 1.03(a) above) is a positive number.

  1.04.   No Fractional Shares to Be Issued. Notwithstanding anything to the
          ---------------------------------
contrary contained in this Warrant, the Company shall not be required to issue any fraction of a share of Underlying Stock or to distribute stock certificates that evidence fractional shares of Underlying Stock. If warrants (including this Warrant) evidencing the right to purchase a number of shares of stock shall be surrendered for exercise at one time by Purchaser, the number of full shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of shares to be so issued. Purchaser, by its acceptance of this Warrant, expressly waives its right to receive any fraction of a share of Underlying Stock or a stock certificate representing a fraction of a share of Underlying Stock.

  1.05.   Covenant to Reserve Shares for Issuance on Exercise. The Company
          ---------------------------------------------------
covenants that it will at all times reserve and keep available out of its authorized Preferred Stock and Common Stock, solely for the purpose of issue upon exercise of this Warrant (or conversion of the Preferred Stock so issuable), the full number of shares of Underlying Stock, if any, then issuable if this Warrant were to be exercised. The Company covenants that all shares of Underlying Stock, upon issuance, shall be duly and validly issued and fully paid and nonassessable. The Company hereby authorizes and directs its current and future transfer agents for the Underlying Stock at all times to reserve such number of authorized shares as shall be requisite for such purpose. After the Expiration Date, no shares need continue to be reserved in respect of this Warrant.

  1.06.   Compliance with Governmental Requirements. Before taking any action
          -----------------------------------------
that would cause an adjustment reducing the Warrant Price below the then par value of any of the shares of Underlying Stock issuable upon exercise of this Warrant, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Underlying Stock at such adjusted Warrant Price. The Company covenants that if any shares of Underlying Stock required to be reserved for purposes of exercise of this Warrant require, under any U.S. Federal or state law, registration with or approval of any governmental authority before such shares may be issued to Purchaser upon exercise, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, or approved, as the case may be; provided, however, that in no event shall such shares of Underlying Stock be issued, and the Company is hereby authorized to suspend the exercise of this Warrant, for the period during which such registration or approval is required but not in effect.

  1.07. Rights upon Dissolution or Liquidation. Notwithstanding any other
        --------------------------------------
provision of this Warrant, in the event that, at any time after the date hereof and prior to the expiration of this Warrant and the termination of the rights of Purchaser hereunder, there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall give notice by first-class mail to Purchaser at Purchaser's address last know to the Company at the earliest practicable time (and, in any event, not less than 20 days before any date set for definitive action), of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the shares of record of Underlying Stock to which the Purchaser shall be entitled shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding up, as the case may be, on which date Purchaser shall receive the cash or other property which it would have been entitled to receive had this Warrant been exercised immediately prior to such dissolution, liquidation or winding up (net of the then applicable Warrant Price), and the rights to exercise this Warrant shall terminate.

  1.08.   Company's Option to Accelerate Expiration. In the event that, at the
          -----------------------------------------
time on or prior to the Expiration Date, when (a) a registration statement pursuant to the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), in respect of the Company's Common Stock is effective, (b) at
---------------
least 1,000,000 shares of Common Stock are held by persons which are not subsidiaries or affiliates and may be traded publicly without restriction, (c) the Market Price (as defined below) can be determined on each of the 30 days referred to below and (d) the Market Price for publicly traded Common Stock exceeds 150% of the then effective Warrant Price at the close of business in New York City for 20 trading days within 30 consecutive days on which securities markets in New York City are open for trading, the Company will have the right, upon giving notice by facsimile and internationally recognized overnight courier within five business days after the end of such 30 consecutive days to Purchaser at

Purchaser's address as is last known to the Company, to provide that if this Warrant is not exercised on or before a date not less than 30 days following the date of such notice, then this Warrant shall expire and all rights of holders thereof shall thereupon terminate and cease, provided that a registration statement in respect of the Company's Common Stock is continuously effective from the first of such 30 consecutive days until the date fixed for expiration of this Warrant. Any such notice which is sent in the manner herein provided shall be presumed to have been duly given when sent. Neither the failure to send such notice, nor any defect in any notice so sent, to any particular holder shall affect the sufficiency of such notice with respect to any other holder. For purposes of this Paragraph 1.08, the "MARKET PRICE" for Common Stock for
                                          ------------
each business day shall be: (x) in the case of Common Stock listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which the Common Stock is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, or (y) in the case of Common Stock not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company. If on any day there is no reported sale and such closing bid and asked prices are not available, the Market Price will not be determinable for such day.

                                   ARTICLE II

                     Adjustment of Warrant Price and Shares
                              of Stock Purchasable
                              --------------------

  2.01.   Adjustment of Warrant Price and Shares of Stock Purchasable upon
          ----------------------------------------------------------------
Exercise of Warrants. The Warrant Price and shares of Underlying Stock
--------------------
purchasable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

     (a)  Stock Dividends, Subdivisions and Combinations. In case at any time or
          ----------------------------------------------
from time to time the Company shall (i) take a record of the holders of its Underlying Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Underlying Stock, or (ii) subdivide its outstanding shares of Underlying Stock into a larger number of shares of Underlying Stock, or (iii) combine its outstanding shares of Underlying Stock into a smaller number of shares of Underlying

Stock, or (iv) increase or decrease the number of shares of Underlying Stock outstanding by reclassification of its Underlying Stock, then the number of shares of Underlying Stock purchasable upon exercise of this Warrant immediately after the happening of such event shall be adjusted so as to consist of the number of shares of Underlying Stock which a record holder of the number of shares of Underlying Stock purchasable upon exercise of this Warrant immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

     (b) Changes in Underlying Stock. In case at any time the Company shall be a
         ---------------------------
party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization (including without limitation, the automatic conversion of the Preferred Stock into Common Stock pursuant to the Company's Certificate of Incorporation) of the Underlying Stock) in which the previously outstanding Underlying Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a "TRANSACTION"), the Company (in the case of the recapitalization of the
          -----------
Underlying Stock) or such other corporation or entity (in the case of a merger, consolidation or such sale) being herein called the "ACQUIRING COMPANY" and the
                                                     -----------------
common stock (or equivalent equity interests) of the Acquiring Company being herein called the "ACQUIRER UNDERLYING STOCK", then, as a condition of the
                   -------------------------
consummation of the Transaction, lawful and adequate provision shall be made so that the holder of this Warrant, upon the exercise thereof at any time on or after the consummation of the Transaction, shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Underlying Stock issuable upon such conversion prior to such consummation, the securities or other property to which such holder would have been entitled upon consummation of the Transaction if such holder had exercised this Warrant immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Article II). The Company will not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of this Warrant as provided herein shall legally and validly assume the obligation to deliver to such holder such securities or other property as in accordance with the foregoing provisions such holder may be entitled to receive. The foregoing provisions of this Paragraph 2.01(b) shall similarly apply to successive mergers, consolidations, sales of assets, liquidations and recapitalizations.

     (c)  Minimum Adjustment Requirements. The adjustments required by the
          -------------------------------
preceding paragraphs of this Article II shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Underlying Stock purchasable upon exercise of this Warrant that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Underlying Stock, as provided for in Paragraph 2.01(a)) unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least five percent of the number of shares of Underlying Stock purchasable upon exercise of this Warrant immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article II and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     (d)  Fractional Interests. All calculations under this Section 2.01 shall
          --------------------
be made to the nearest cent or the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share on any exercise of this Warrant.

     (e)  When Adjustment Not Required. If the Company shall take a record of
          ----------------------------
the holders of its Underlying Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (f)  Warrant Price Adjustment. Whenever the number of shares of Underlying
          ------------------------
Stock purchasable upon exercise of this Warrant is adjusted as provided herein, the Warrant Price payable upon exercise of this Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Underlying Stock purchasable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Underlying Stock purchasable immediately thereafter.

  2.02.   Notice of Adjustment. Whenever the Warrant Price and the number of
          --------------------
shares of Underlying Stock purchasable upon exercise of this Warrant is adjusted, in accordance with Paragraph 2.01(c), as herein provided, the Company shall mail to Purchaser, a copy of a certificate of the Chief Financial Officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights), and specifying the Warrant Price and the number of shares of Underlying Stock purchasable upon exercise of this Warrant after giving effect to such adjustment.

  2.03.   Notice of Certain Action. In case the Company shall propose (a) to pay
          ------------------------
any dividend payable in securities of any class to the holders of its Underlying Stock or to make any other similar distribution to the holders of its Underlying Stock, or (b) to effect any capital reorganization, consolidation or merger, then, in each such case, the Company shall give to Purchaser a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend or distribution, or the date such issuance is to take place and the date of participation therein by the holders of Underlying Stock, if any such date is to be fixed, and shall be reasonably necessary to indicate the effect of such action on the Underlying Stock and the number and kind of any other shares of stock and other property, if any, and the Warrant Price per share after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Underlying Stock, whichever shall be the earlier.

  2.04.   Statements on Warrant. The form of this Warrant need not be changed
          ---------------------
because of any adjustment made pursuant to this Article II.

                                  ARTICLE III

                    Other Provisions Relating to Rights and
                 Obligations of Holders of Warrant Certificates
                 ----------------------------------------------

  3.01.   No Rights as Stockholder Conferred by Warrants or Warrant
          ---------------------------------------------------------
Certificates. This Warrant shall not entitle the holder thereof to any of the rights of a holder of Underlying Stock, including, without limitation, the right to vote at, or to receive notice of, any meeting of stockholders of the Company; the consent of any such holder shall not be required with respect to any action or proceeding of the Company; no such holder, by reason of the ownership or possession of this Warrant, either at, before or after exercising this Warrant, shall have any right to receive any cash dividends, stock dividends, allotments or rights, or other distributions (except as specifically provided herein), paid, allotted or distributed or distributable to the stockholders of the Company prior to the date of the exercise of this Warrant; and no such holder shall have any right not expressly conferred by this Warrant.

  3.02. Lost, Stolen, Mutilated or Destroyed Warrant Certificates. Upon receipt
        ---------------------------------------------------------
by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and of indemnity reasonably satisfactory to it and, in the case of mutilation, upon surrender thereof to the Company for cancellation, then the Company shall execute and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant, a new Warrant of the same tenor and evidencing the right to purchase a like number of shares. Upon the issuance of any new Warrant under this Paragraph 3.02, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses in connection therewith.

                                   ARTICLE IV

                                 Miscellaneous
                                 -------------

  4.01.   Applicable Law. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS
          --------------
WARRANT AND OF THE RESPECTIVE TERMS AND

PROVISIONS THEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

  4.02.   Headings. The descriptive headings of the several Articles and
          --------
paragraphs of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

  4.03    Ownership of Warrant. Until this Warrant is transferred on the books
          --------------------
of the Company, the Company may treat the person in whose name this Warrant is registered on the books of the Company as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

  4.04    Entire Agreement. This Warrant, and the Restructuring Agreement,
          ----------------
together contain the entire agreement of the parties and supersede all prior or contemporaneous written or oral negotiations, correspondence, understandings and agreements between the parties, regarding the subject matter hereof.

  4.05    Notices. All demands, notices and other communications to be given
          -------
hereunder shall be in writing and shall be deemed duly given and received when transmitted by facsimile transmission with receipt acknowledged by the addressee, when delivered personally or five days after being mailed by first class international air mail, postage prepaid, properly addressed, if to the Company, at 1376 Willow Road, Menlo Park, California 94025, facsimile number
(415) 326-6003 or, if to the Purchaser, at the Purchaser's address contained in the Restructuring Agreement or at any other address or facsimile number designated by notice by either party to the other party.

  4.06    Amendments and Waivers. Neither this Warrant nor any term hereof may
          ----------------------
be amended, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any waiver under this Warrant must be in writing, and any waiver of one event shall not be construed as a waiver of subsequent events.

  4.07    Adjustment of Warrant Price. In the event the Company at any time
          ---------------------------
prior to the Expiration Date shall issue Additional Shares (as defined herein) for a consideration per share less than $2.75, then the Warrant Price shall be reduced to equal the lowest consideration per share (on an as-converted to Common Stock basis) received by the Company for such Additional Shares. No adjustment of the number of Shares issuable upon exercise of this Warrant shall result from any adjustment in the Warrant Price pursuant to this Section 4.07. For purposes of this Section 4.07, "ADDITIONAL SHARES" shall mean the first issuance and sale of
                    -----------------
shares of the next series of preferred stock of the Company (other than the Company's Series P Preferred Stock) designated after the date of this Warrant. Notwithstanding the foregoing, Additional Shares shall not include any securities issued or issuable to Purchaser in connection with the Restructuring Agreement, including without limitation shares of the Company's Series P Preferred Stock.

  4.08    Transfer. The Purchaser, by acceptance hereof, agrees that, absent an
          --------
effective registration statement under the Securities Act and qualification under any applicable state securities law (the "LAW") covering the disposition
                                                ---
of this Warrant or Underlying Stock issued or issuable upon exercise hereof, the Purchaser will not sell or transfer any or all of such Warrant or Underlying Stock, without first providing the Company with an opinion of counsel reasonably acceptable to the Company and its counsel to the effect that such sale or transfer will be exempt from the registration requirements of the Securities Act and the qualification requirements of the Law, and Purchaser consents to the Company making a notation on its records in order to implement such restrictions on transferability. Subject to the foregoing, this Warrant and the rights hereunder may be transferred, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company, by the Purchaser, in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. The transferee of this Warrant, when this Warrant shall have been so endorsed, will be deemed the "Purchaser" with respect to the shares of Underlying Stock with respect to which this Warrant is so transferred and will be deemed to have agreed to all of the terms and conditions of this Warrant. Upon any permitted partial transfer, the Company will promptly issue and deliver to the Purchaser a new Warrant with respect to the shares of Underlying Stock not so transferred.

  4.09.   Registration Rights. The Purchaser shall be entitled to registration
          -------------------
rights with respect to the Underlying Stock issuable upon exercise of this Warrant equivalent to the registration rights granted with respect to the Preferred Stock currently held by an affiliate of the Purchaser as set forth in that certain Series E Preferred Stock Purchase Agreement dated as of August 18, 1991 (the "PURCHASE AGREEMENT") and shall be entitled to all of the rights and
           ------------------
benefits and subject to all of the terms, conditions and obligations thereunder. The registration rights granted hereunder pursuant to the Purchase Agreement may be changed at any time, and from time to time, upon amendment of the Purchase Agreement and such registration rights, as amended, shall be deemed to be the registration rights applicable hereto. The registration rights granted hereunder pursuant to the Purchase Agreement may not be assigned or transferred except in connection with an assignment or transfer of all or any part of this Warrant pursuant to the terms and conditions of this Warrant, or the proper assignment or transfer of securities purchased upon exercise hereof.

  IN WITNESS WHEREOF, JetFax, Inc. executes this Warrant for the benefit of Purchaser, its permitted successors and assigns, as of the day and year first above written.

                            JETFAX, INC.


                            By:
                                /s/ Edward R. Prince III
                                -------------------------
                                Edward R. Prince III, President

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

                         ELECTION TO EXERCISE WARRANT

  Purchaser hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, shares of the Underlying Stock provided for therein, and, subject to the terms and conditions of the Warrant, requests that certificates for such shares be issued in the name of:

  Name:___________________________________________________

  Address:________________________________________________

          ________________________________________________

  Social Security or Taxpayer's
  Identification Number:__________________________________

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant for the balance remaining of the shares purchasable hereunder then be issued, subject to the terms and conditions of the Warrant, in the name of the undersigned as below indicated and delivered to the address stated below.

  Name:
        _______________________________________________________

  Address:
          _____________________________________________________

          _____________________________________________________

  Social Security or Taxpayer's
  Identification Number:
                        _______________________________________

                                _______________________________
                                           Signature


                                Title:_________________________

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